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                                                                    EXHIBIT 99.1



                            GENERAL CABLE CORPORATION


                               CERTIFICATION UNDER
                               18 U.S.C. SS. 1350,
                                AS ADOPTED UNDER
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of General Cable Corporation's (the "Company") Quarterly Report on Form 10-Q for the period ending September 30, 2002 with the Securities and Exchange Commission on the date below (the "Report"), I, Gregory
B. Kenny, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              ----------------------------
                                              Gregory B. Kenny
                                              Chief Executive Officer

Date: November 8, 2002